April 17, 2020

Axonic Alternative Income Fund (AAIDX)

Supplement to the Prospectus and Statement of Additional Information
Dated February 28, 2020

This supplement updates certain information in the Prospectus and Statement of Additional Information (the “SAI”) of the Axonic Alternative Income Fund (the “Fund”), as described below.

Prospectus:

●	The following language is added at the end of the “General Market Risk” paragraph on page 8 of the Prospectus:

Certain market events could cause turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets, which may negatively affect many issuers domestically and around the world. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and therefore adversely affect the Fund.

●	The paragraph titled “Aircraft and Aviation Industry Risk” on page 14 is deleted and replaced with the following:

Aircraft and Aviation Industry Risk. The Fund may invest in securities collateralized or otherwise backed by aircraft. Economic declines and recessions, geopolitical conflict, the price of petroleum, the availability of more attractively priced and/or more efficient aircraft, price discounting by manufacturers of new aircraft, obsolescence (whether due to changes in technology or changes in regulation, particularly regulation related to environmental standards), and the occurrence or threat of pandemic, terrorism or war can have a material effect on aircraft values, especially in the short term, but the effect may be long-term or permanent. Most of these circumstances either cannot be predicted or cannot be predicted with any degree of certainty, but will adversely affect the value of securities held by the Fund. In addition to factors linked to the aviation industry, other factors that may affect the value of an aircraft include: (i) manufacturers merging or exiting the industry or ceasing to produce aircraft types; (ii) the particular maintenance and operating history of the aircraft and engines; (iii) the number of operators using that type of aircraft; (iv) whether the aircraft is subject to a lease; (v) regulatory and legal requirements that must be satisfied before the aircraft can be operated, sold or re-leased, including airworthiness directives; (iv) layout of the aircraft amongst operators of particular aircraft; and (vii) any renegotiation of a lease on less favorable terms.

●	The following language is added at the end of the “Market Risk” paragraph on page 20 of the Prospectus:

Certain market events could increase volatility and exacerbate market risk, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, and epidemics, pandemics or other public health issues. For example, the novel coronavirus disease (COVID-19) that has recently emerged has resulted in closing borders, quarantines, cancellations, disruptions to supply chains and customer activity, as well as general concern and uncertainty, thus causing significant disruptions to global business activity and financial markets, the broad effects of which are currently difficult to assess. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could fall drastically and rapidly and, therefore, adversely affect the Fund.

●	The first paragraph of the section titled “Trustees” on page 26 of the Prospectus is hereby deleted and replaced with the following:

Trustees

Pursuant to the Declaration of Trust (“Declaration of Trust”) and By-Laws (“By-Laws”), the Fund’s business and affairs are managed under the direction of the Board, which has overall responsibility for monitoring and overseeing the Fund’s management and operations. The Board consists of 4 members, 3 of whom are considered Independent Trustees. The Trustees are subject to removal or replacement in accordance with Delaware law and the Declaration of Trust. The Trustees serving on the Board have each been elected by the shareholders of the Fund. The Statement of Additional Information provides additional information about the Trustees.

SAI:

The shareholders of the Fund, pursuant to a written consent to action, elected Mr. Joshua M. Barlow, Mr. Charles D. Mires and Mr. Thomas S. Vales to the Board of Trustees of the Trust effective April 15, 2020. Accordingly, the SAI is hereby updated as follows:

●	The section titled “Trustees and Officers” beginning on page 21 of the SAI is hereby deleted and replaced with the following:

Trustees and Officers

The Board is responsible for the oversight of the management of the Fund, including general supervision and review of the service providers that perform the investment activities of the Fund. The Board, in turn, elects the officers of the Fund, who are responsible for administering the day-to-day operations of the Fund. Unless otherwise indicated in the table below, the address of each Trustee and officer of the Fund is c/o Axonic Capital LLC, 520 Madison Avenue, 42nd Floor, New York, New York 10022. Additional information about the Trustees and officers of the Fund is provided in the table below.

Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships During the Past 5 Years
INDEPENDENT TRUSTEES
Joshua M. Barlow 520 Madison Avenue, 42nd Floor New York, NY 10022 Year of Birth: 1978	Independent Trustee	Since April 15, 2020, Indefinite Term

Managing Director, Valhalla Fiduciary (June 2018 – present) (an investment management consulting firm); Head of Operational Due Diligence and Accounting and other positions, PAAMCO (Pacific Alternative Asset Management Company, LLC) (March 2006 – June 2018).

				Two	Axonic Funds
Charles D. Mires 520 Madison Avenue, 42nd Floor New York, NY 10022 Year of Birth: 1960	Independent Trustee	Since April 15, 2020, Indefinite Term

Director, CIB Marine Bancshares, Inc. (2010 – present); Retired from full time employment December, 2015; Director of Fixed Income, Alternative Strategies, and Third Party Mandates, Franklin Street Partners (an investment advisory firm) (2011- 2015).

				Two	CIB Marine Bancshares, Inc.; Axonic Funds
Thomas S. Vales 520 Madison Avenue, 42nd Floor New York, NY 10022 Year of Birth: 1964	Independent Trustee	Since April 15, 2020, Indefinite Term	Chief Executive Officer, TMC Bonds LLC (an alternative trading system for fixed income securities) (2000 – 2019); Member, FINRA Fixed Income Advisory Committee (2016-2018).	Two	Axonic Funds
INTERESTED TRUSTEE**
Clayton DeGiacinto** 520 Madison Avenue, 42nd Floor New York, NY 10022 Year of Birth: 1972	Trustee, President (Principal Executive Officer)	Since 2018; Indefinite Term	Managing Member and Chief Investment Officer, Axonic Capital LLC (2010 – present)	Two	Axonic Funds

Name, Address, and Year of Birth	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex* Overseen	Other Directorships During the Past 5 Years
OFFICERS
John Kelly 520 Madison Avenue, 42nd Floor New York, NY 10022 Year of Birth: 1978	Treasurer (Principal Financial Officer)	Since 2019; Indefinite Term	Chief Financial Officer, Axonic Capital LLC (2017 – present); Controller, J. Goldman & Co. LP (June 2015- 2017); Manager of Financial Reporting, Moore Capital Management LP (2003 – 2015).	n/a	n/a
Joseph Grogan 520 Madison Avenue, 42nd Floor New York, NY 10022 Year of Birth: 1980	Secretary; Chief Compliance Officer	Secretary since 2018, Chief Compliance Officer since 2019; Indefinite Term

Chief Compliance Officer, Axonic Capital LLC (February 2018 – present); Chief Compliance Officer, Axonic funds (December 2019 – present); Chief Compliance Officer, Claren Road Asset Management, LLC (January 2015 – February 2018); Director of Compliance, Claren Road Asset Management, LLC (July 2011 – January 2015).

				n/a	n/a

*

The Fund Complex consists of the Fund and the Axonic Strategic Income Fund, the sole series of the Axonic Funds, a registered open-end investment company for which Axonic Capital LLC also serves as the investment adviser.

**	The Interested Trustee is an Interested Trustee because he is the Managing Member and Chief Investment Officer of the Axonic Capital LLC.

●	The section titled “Additional Information Concerning the Board of Trustees” beginning on page 22 of the SAI is hereby deleted and replaced with the following:

Additional Information Concerning the Board of Trustees

The Role of the Board

The Board oversees the management and operations of the Fund. Like all mutual funds, the day-to-day management and operation of the Fund is the responsibility of the various service providers to the Fund, such as the Adviser, the distributor, administrator, the custodian and the transfer agent, each of whom are discussed in greater detail in this SAI. The Board has appointed various senior employees of the Adviser and administrator as officers of the Fund, with responsibility to monitor and report to the Board on the Fund’s operations. In conducting this oversight, the Board receives regular reports from these officers and the service providers. For example, the Treasurer reports as to financial reporting matters. In addition, the Adviser provides regular reports on the investment strategy and performance of the Fund. The Board has appointed a Chief Compliance Officer who administers the Fund’s compliance program and regularly reports to the Board as to compliance matters. These reports are provided as part of the Board’s regular Board meetings, which are typically held quarterly, and involve the Board’s review of recent operations.

Board Structure. The Board has structured itself in a manner that it believes allows it to perform its oversight function effectively. It has established three standing committees—an Audit Committee, a Nominating and Governance Committee, and a Valuation Oversight Committee—that are discussed in greater detail below under “Trustee Standing Committees.” At least a majority of the Board is comprised of Independent Trustees who are not affiliated with the Adviser, the principal underwriter, or their affiliates. The Committees are each comprised entirely of Independent Trustees.

Except for any duties specified herein or pursuant to the Fund’s Declaration of Trust and By-Laws, the designation of Chairman does not impose on Mr. DeGiacinto any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Board. As Chairman, Mr. DeGiacinto acts as a spokesperson for the Trustees in between meetings of the Board, serves as a liaison for the Trustees with the Fund’s service providers, officers, and legal counsel to discuss ideas informally, and participates in setting the agenda for meetings of the Board and separate meetings or executive sessions of the Independent Trustees. As noted, the majority of the Board is comprised of Independent Trustees, and the Board believes that maintaining a Board that has a majority of Independent Trustees allows the Board to operate in a manner that provides for an appropriate level of independent oversight and action. In accordance with applicable regulations regarding the governance of the Fund, the Independent Trustees have an opportunity to meet in a separate quarterly executive session in conjunction with each quarterly meeting of the Board during which they may consult with counsel to the Independent Trustees and review matters relating to their independent oversight of the Fund.

The Board reviews annually the structure and operation of the Board and its committees. The Board has determined that the composition of the Board and the function and composition of its various committees provide the appropriate means and communication channels to address any potential conflicts of interest that may arise.

Board Oversight of Risk Management. As part of its oversight function, the Board receives and reviews various risk management reports and discusses these matters with appropriate management and other personnel. Because risk management is a broad concept comprised of many elements (e.g., investment risk, issuer and counterparty risk, compliance risk, operational risks, business continuity risks, etc.), the oversight of different types of risks is handled in different ways. For example, the Audit Committee meets with the Treasurer and the Fund’s independent registered public accounting firm to discuss, among other things, the internal control structure of the Fund’s financial reporting function. The Board meets regularly with the Chief Compliance Officer to discuss compliance and operational risks and how they are managed. The Board and Valuation Oversight Committee also receive reports from the Adviser as to investment and other risks of the Fund.

Qualification of Trustees. The Board has considered each Trustee’s experience, qualifications, attributes and skills in light of the Board’s function and the Fund’s business and structure, and has determined that each Trustee possesses experience, qualifications, attributes and skills that enable the Trustee to be an effective member of the Board. In this regard, the Board has considered the following specific experience, qualifications, attributes and/or skills for each Trustee:

Mr. DeGiacinto has over 16 years of experience in the financial services and investment management industry and founded the Adviser in 2010. Mr. DeGiacinto has served in a variety of management roles throughout his career. Mr. Barlow has been active in the asset management industry since 2007 in various operational due diligence and accounting roles. He also serves as an independent director for a number of private investment funds and is a Certified Public Accountant and a Chartered Alternative Investment Analyst. From 2006 to June 2018, Mr. Barlow served as an internal fund director representing PAAMCO for the following funds for which the Adviser serves as investment adviser: OC 523 Master Fund, Ltd., OC 523 Offshore Fund, Ltd., and NB 523 Offshore Fund, Ltd. From 2018 to present, Mr. Barlow has served as an independent, non-executive director for the following funds for which the Adviser serves as investment adviser: OC 523 Master Fund, Ltd., OC 523 Offshore Fund, Ltd., and NB 523 Offshore Fund, Ltd. Mr. Mires has experience in and knowledge of the financial industry as an investor, serving in a number of different portfolio management roles since 1987. Mr. Mires also has served as Director of a bank holding company since 2010. Mr. Mires is a Chartered Financial Analyst. Mr. Vales has experience in and knowledge of the financial industry, having served as the CEO and Chairman of the Board of an alternative trading system for fixed income securities for almost 20 years. Mr. Vales is also a Chartered Financial Analyst and has passed the Series 7, Series 24, Series 53, and Series 63 exams.

The Board believes that each of the Trustees’ experience, qualifications, attributes and skills on an individual basis and in combination with those of the other Trustees lead to the conclusion that they possess the requisite skills and attributes to carry out oversight responsibilities with respect to the Fund. The Board has further determined that each of the Trustees’ careers and background, combined with their interpersonal skills and general understanding of financial and other matters, enable the Trustees to effectively participate in and contribute to the Board’s functions and oversight of the Fund. References to the qualifications, attributes and skills of Trustees are pursuant to requirements of the SEC, do not constitute holding out by the Board or any Trustee as having any special expertise or experience, and shall not impose any greater responsibility on any such person or on the Board by reason thereof.

●	The section titled “Trustee Ownership of Fund Shares and Other Interests” on page 24 of the SAI is hereby deleted and replaced with the following:

Trustee Ownership of Fund Shares and Other Interests

The table below shows for each Trustee, the amount of Fund equity securities beneficially owned in the Fund, and the aggregate value of all investments in equity securities of the Fund complex, as of a valuation date of March 23, 2020 and stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; and E = over $100,000.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen By Trustee in Family of Investment Companies*
Clayton DeGiacinto	E	E
Joshua M. Barlow	A	A
Charles D. Mires	E	E
Thomas S. Vales	A	A

*	Each Trustee also serves on the Board of Trustees of the Axonic Funds, the sole series of which, the Axonic Strategic Income Fund, has the same investment adviser as the Fund.

Neither the Independent Trustees nor members of their immediate family own securities beneficially or of record in the Adviser, the Fund’s principal underwriter, or any of their affiliates.

●	The section titled “Compensation” on page 25 of the SAI is hereby deleted and replaced with the following:

Compensation

Officers of the Fund and Trustees who are “interested persons” of the Fund or the Adviser will receive no salary or fees from the Fund. The Independent Trustees also serve as independent trustees on the Board of Trustees of the Axonic Funds, an open-end investment company for which Axonic Capital LLC also serves as the investment adviser. For their service on the Board and the Board of Trustees of Axonic Funds, the Independent Trustees receive the following fees, which are split between the Fund and the Axonic Funds pro rata based on assets under management: an annual retainer of $4,000 and a fee of $2,000 for each Board meeting attended in person and $1,000 for each Board meeting attended by telephone. Prior to April 15, 2020, each Trustee who is not an “interested person” received an annual retainer of $17,500, as well as a fee of $2,500 for each regularly scheduled Board meeting attended in person and $500 for each Board meeting attended by telephone. The Fund reimburses each Trustee and officer for his or her travel and other expenses relating to attendance at Board or Committee meetings. The table below provides information regarding the Trustees’ compensation during the fiscal year ended October 31, 2019:

Name of Trustee	Aggregate Compensation From the Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Fund and Fund Complex Paid to Trustees*
INDEPENDENT TRUSTEES
Michael G. Doorley**	$22,500	None	None	$22,500
Jeffrey J. Gary**	$22,500	None	None	$22,500
Richard M. Goldman**	$22,500	None	None	$22,500
Joshua M. Barlow	None	None	None	None
Charles D. Mires	None	None	None	None
Thomas S. Vales	None	None	None	None
INTERESTED TRUSTEES
Clayton DeGiacinto	None	None	None	None

*

The Fund Complex consists of the Fund and the Axonic Strategic Income Fund, the sole series of the Axonic Funds, a registered open-end investment company for which Axonic Capital LLC also serves as the investment adviser.

**	Messrs. Doorley, Gary and Goldman served as Independent Trustees from the Fund’s inception until April 15, 2020.

●	The section titled “Control Persons and Principal Holders of Voting Securities” beginning on page 26 of the SAI is hereby deleted and replaced with the following:

CONTROL PERSONS AND PRINCIPAL HOLDERS OF VOTING SECURITIES.

As of March 23, 2020, the Trustees and Officers of the Fund owned beneficially (i.e., had direct or indirect voting and/or investment power) 35.43% of the shares of the Fund.

As of March 23, 2020, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund. Except as provided below, no person is known by the Fund to be the beneficial owner of more than 5% of the outstanding shares of the Fund as of the Consent Date.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent
Axonic Capital LLC 520 Madison Ave New York, NY 10022	4,273.51	5.90%
Matthew Weinstein 161 15th Street New York, NY 10011	4,275.22	5.91%
SEI Private Trust Company 1 Freedom Valley Dr Oaks, PA 19456	10,429.30	14.41%
Joshua Abramson 149 18th Street New York NY 10003	10,662.46	14.73%
Peter Schendel 100 West 18th St New York, NY 10011	21,367.56	29.52%
Clayton DeGiacinto & Cynthia DeGiacinto 145 Hudson St. New York, NY 10013-2164	21,376.11	29.53%

●	The following paragraph is added immediately following the paragraph titled “Cash Investments” on page 1 of the SAI:

Changing Fixed Income Market Conditions. Following the financial crisis that began in 2007, the U.S. government and the Board of Governors of the Federal Reserve System (the “Federal Reserve”), as well as certain foreign governments and central banks, took steps to support financial markets, including seeking to maintain interest rates at or near historically low levels and by purchasing large quantities of fixed income securities on the open market, such as securities issued or guaranteed by U.S. government, its agencies or instrumentalities, (“Quantitative Easing”). Similar steps appear to be taking place again in 2020 in an effort to support the economy during the COVID-19 pandemic. It is unclear how long these policies will last. In addition, this and other government interventions may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. When the Federal Reserve determines to “taper” or reduce Quantitative Easing and/or raise the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. Such policy changes may expose fixed-income and related markets to heightened volatility and may reduce liquidity for certain fixed income investments, including fixed income investments held by the Fund, which could cause the value of the Fund’s investments and share price to decline. To the extent that the Fund invests in derivatives tied to fixed income markets, the Fund will be more substantially exposed to these risks than a fund that does not invest in such derivatives.

●	The following paragraph is added immediately before the paragraph titled “Money Market Funds” on page 13 of the SAI:

Market Risk. Market risk is the risk that the value of the securities in the Fund’s portfolio may decline due to daily fluctuations in the securities markets that are generally beyond the Adviser’s control, including fluctuation in interest rates, the quality of the Fund’s investments, economic conditions and general market conditions. Certain market events could increase volatility and exacerbate market risk, and could result in trading halts, such as changes in governments’ economic policies, political turmoil, environmental events, trade disputes, terrorism, military action and epidemics, pandemics or other public health issues.

Any of the foregoing market events can adversely affect the economies of one or more countries or the entire global economy, certain industries or individual issuers, and capital and security markets in ways that cannot necessarily be foreseen or quickly addressed.

As shown with the novel coronavirus disease that has recently emerged (COVID-19), market events (including public health crises and concerns) can have a profound economic and business effect that results in cancellations and disruptions to supply chains and customer activity, disruption and displacement of one or more sectors or industries, closing of borders and imposition of travel restrictions and quarantines, general public concern and uncertainty and, in extreme cases, exchange trading halts due to rapidly falling prices. Further, the impact of COVID-19 has caused significant volatility and declines in global financial markets, including the U.S. financial markets. The duration and lasting impact of the COVID-19 outbreak is unclear and may not be fully known for some time.

Market events such as these and other types of market events may cause significant declines in the values and liquidity of many securities and other instruments, and significant disruptions to global business activity and financial markets. Turbulence in financial markets, and reduced liquidity in equity, credit and fixed income markets may negatively affect many issuers both domestically and around the world, and can result in trading halts, any of which could have an adverse impact on the Fund. During periods of market volatility, security prices (including securities held by the Fund) could change drastically and rapidly and therefore adversely affect the Fund.

●	The paragraph titled “U.S. Government Obligations” on page 17 of the SAI is hereby deleted and replaced with the following:

U.S. Government Obligations. U.S. Government securities include direct obligations issued by the United States Treasury, such as U.S. Treasury bills (maturities of one year or less), U.S. Treasury notes (maturities of one to ten years) and U.S. Treasury bonds (generally maturities of greater than ten years). They also include U.S. Government agencies and instrumentalities that issue or guarantee securities, such as the Federal Home Loan Banks, FNMA and the Student Loan Marketing Association. Except for U.S. Treasury securities, obligations of U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States. Some, such as those of the Federal Home Loan Banks, are backed by the right of the issuer to borrow from the U.S. Treasury, others by discretionary authority of the U.S. Government to purchase the agencies’ obligations, while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assess a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

The total public debt of the United States, financed via Treasury securities, as a percentage of gross domestic product has grown rapidly since the beginning of the 2008–2009 financial downturn. This growth is forecasted to continue on a trajectory that is considered by the U.S. government to be unsustainable. Although high debt levels do not necessarily indicate or cause economic problems, they may create certain systemic risks that can adversely impact markets and security valuations if sound debt management practices are not timely and successfully implemented by the U.S. government. A high national debt can raise concerns that the U.S. government will not be able to make principal or interest payments when they are due, which would adversely affect economic growth and markets. This debt increase has also caused the U.S. Congress to negotiate adjustments to the statutory debt limit to increase the cap on the amount the U.S. government is permitted to borrow to meet its existing obligations and finance current budget deficits. In August 2011, S&P lowered its long term sovereign credit rating on the U.S. In explaining the downgrade at that time, S&P cited, among other reasons, controversy over raising the statutory debt limit and growth in public spending. In August 2019, the President of the United States signed into law the Bipartisan Budget Act of 2019, a two-year deal to July 2021, to suspend the statutory debt limit removing the threat of a U.S. debt default, at that time, and significantly raising federal spending beyond the limits of the Budget Control Act of 2011. Any controversy or ongoing uncertainty regarding the statutory debt limit negotiations, or the size and trajectory of total public debt, may impact the U.S. long term sovereign credit rating and may cause market uncertainty. As a result, market prices and yields of securities supported by the full faith and credit of the U.S. government may be adversely affected. The high and rising national debt may have serious negative consequences for the U.S. economy and may adversely impact the value of other securities in which the Fund may invest.

●	The paragraph titled “Legal Counsel and Independent Legal Counsel” on page 37 of the SAI is hereby deleted and replaced with the following:

Legal Counsel

Kilpatrick Townsend & Stockton LLP, 1001 West Fourth Street, Winston-Salem, NC USA 27101, serves as legal counsel to the Fund and to the Independent Trustees.

Investors Should Retain this Supplement for Future Reference